Charter Mac
Capital Solutions

Related Capital Company
Capital Solutions

Charter Municipal Mortgage Acceptance Company
Acquisition of Related Capital Company

December 18, 2002

This presentation contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Such forward-looking statements speak only as of the date of this presentation. You should review the risk factors contained in CharterMac's public filings and in the proxy materials that will be filed and distributed to shareholders in connection with the approval of the proposed acquisition for a discussion of the risks related to the proposed acquisition and the ownership of CharterMac's common shares. CharterMac expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in CharterMac's expectations with regard thereto or change in events, conditions or circumstances on which any such statement is based.

Important additional information will be filed with the SEC

CharterMac will be filing with the SEC and mailing to shareholders a proxy statement in connection with the above-described transaction. Investors and security holders are urged to read the proxy statement because it will contain important information. The proxy statement and other documents filed by CharterMac with the SEC may be obtained when they become available free of charge at the SEC's website (http://www.sec.gov), or from CharterMac by contacting the Shareholder Services Department directly at (800) 831-4826. CharterMac, and its trustees and executive officers, and Related Capital Company, and its principals and officers, may be deemed to be "participants" in the solicitation of proxies from CharterMac shareholders in connection with the acquisition. These potential participants have interests in the acquisition, some of which could differ from those of CharterMac's shareholders generally. Information about the trustees and officers of CharterMac and Related Capital Company, including such individuals' ownership of CharterMac, is contained in CharterMac's Form 10-K for the year ended December 31, 2001 and in the proxy statement for CharterMac's 2002 annual meeting of shareholders, each of which is available at the SEC website listed above. Investors and security holders may obtain additional information regarding the interests of such potential participants by reading the proxy statement when it becomes available.

CharterMac to acquire RCC

- **Diversifies revenue streams and expands business lines**

- **Internalizes management**
  - Eliminates perceived conflicts of interest
  - Expands access to capital
  - Creates a more efficient cost structure for a mid-cap company

- **Further aligns interests of management with shareholders**
  - Management and RCC employees to own 11%; TRCLP to own 19%

- **6% to 8% accretive to consensus 2002 CAD per share on a pro-forma basis (1)**

Creates one of the nation's largest multifamily finance platforms

(1) Based upon 2002 projected financial results for both CHC and RCC

Purchase Price

$ in millions		To TRCLP	To Management	Total
Initial Payment				
Cash		$ 50.0	$ -	$ 50.0
Special Common Units	(1)	106.4	53.6	160.0
Total		$ 156.4	$ 53.6	$ 210.0
Contingent Payment	(2)	Up to	Up to	Up to
Special Common Units		$ 86.4	$ 41.6	$ 128.0
		Up to	Up to	Up to
TOTAL		$ 242.8	$ 95.2	$ **338.0**

(1) Special Common Units of a wholly owned subsidiary of CharterMac; to be defined as SCUs throughout the presentation

(2) Assumes maximum Contingent Payment;

Characteristics of SCUs and Rights of SCU Holders

- **Structured to closely align the economic interests of management with CharterMac's common shareholders**

- **SCUs are exchangeable, at the election of the holder, for either cash or CharterMac common shares on a one-for-one basis, at CharterMac's option**
  - Exchangeable into 16.2 million common shares [1]

- **Distributions paid to SCU holders will consist of taxable income**
  - Initial distribution set at comparable after-tax return to CharterMac common share distribution
  - Distributions thereafter increase or decrease proportionately with common share distribution

- **Vote on an as-exchanged basis [2]**

- **Management SCUs subject to lock-up agreement; to be phased out over three years**

(1) Assumes the maximum Contingent Payment. Assumes all SCUs are issued at $17.78 per share and exchangeable immediately upon closing
(2) This is accomplished through the SCU holders' acquisition, for nominal consideration, of a class of special voting shares of CharterMac

Other Acquisition Attributes

- **Maintains tax-exempt character of distributions to common shareholders**
  - Upon exchange of SCUs – no material tax-impact on distributions to common shareholders
- **Contingent Payment based upon RCC 2002 audited financial results**
  - 7.73x RCC 2002 Adjusted Earnings; capped at $338 million minus Initial Payment
- **$15 million restricted common shares to be issued at closing for long-term compensation**
  - To be broadly distributed to RCC employees, other than the RCC Principals
- **Acquisition subject to CharterMac common shareholder approval**
- **Expected closing – 2nd half of 2003**

Tax-Efficient Structure


Public Shareholders
CharterMac
Controlled Subsidiaries
100%
Pass Through Subsidiaries
- Tax-exempt bonds
- Other tax-exempt investments
- PW Funding
- Taxable bonds
- Other taxable investments
CM Corp.
RCC Principals
Common Units
Special Common Units
CharterMac Capital Company
1%
99%
RCC
-RCC business
- Other active businesses

Overview of RCC

RCC Overview

- **Founded in 1972 by Stephen M. Ross as a syndicator of tax-advantaged real estate products**
- **Has become a leading sponsor of real estate investment programs for institutional and retail investors**
- **Superior national acquisition, origination, underwriting and asset management platform**
  - 150 employees
  - 16 offices throughout the nation
- **Consistently provides creative capital solutions for investors, real estate developers and owners**
- **Relationship-based capital provider with national roster of loyal customers**

RCC Business Model/Revenue Drivers

- **Sponsors and manages investment programs that acquire and finance multifamily housing**

- **Provides mid-market developers with debt (primarily through CharterMac) and equity financing to acquire, rehabilitate and develop multifamily housing**

- **Earns transactional income from**
  - Real estate acquisition and disposition fees
  - Loan and bond origination fees
  - Advisory fees from third parties

- **Earns recurring income from**
  - Partnership management fees
  - Asset management fees
  - Loan servicing fees

RCC Accomplishments

- **Sponsored over 260 public and private real estate partnerships, trusts and REITs, which have raised over $6 billion in equity**
- **Loan servicing and asset management portfolio valued at cost at over $18.7 billion** (1)
- **Largest provider of Low Income Housing Tax Credit equity**
  - 10% - 15% market share
- **Services over 107,000 institutional and retail investors**
- **RCC's 5-Year EBITDA CAGR (without CharterMac) = 12%** (2)

(1) Loan Servicing portfolio consists predominantly of CharterMac loans
(2) From 1998 – 2002; based upon projected 2002 financial results

Cumulative Asset Management and Loan Servicing Portfolio



$ in Millions
Equity & Debt
20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
1972
1974
1976
1978
1980
1982
1984
1986
1988
1990
1992
1994
1996
1998
2000
2002*

CAGR Since Inception = 23%

* Based on projected 2002 origination levels

Future Management Team

Future Executive Management Team

- **Board to be expanded to 14 members; 8 independent trustees**
- **Stephen M. Ross remains Chairman (1)**
- **Executive Management Team will be as follows:**

Name	Title	Years in Industry	Years with Related
Stuart J. Boesky	Chief Executive Officer	23	16
Marc D. Schnitzer	President	16	16
Stuart A. Rothstein	Chief Financial Officer	11	1
Alan P. Hirmes	Chief Operating Officer	24	19
Denise L. Kiley	Chief Credit Officer	17	13
	Average Years	18	13

(1) Mr. Ross will not receive any annual compensation; however, upon closing, Mr. Ross will receive a one-time grant of one million options at a strike price of $17.78 per share, with 5 year vesting

Additional Financial Information

CharterMac Capital Structure [(1)]

Pre-Acquisition


Common Equity
$796 million
44%
Preferred Equity
$274 million
15%
Debt
$727 million
41%

$1.8 Billion

Post-Acquisition


Common Equity
$1,099 million (2)
51%
Preferred Equity
$274 million
13%
Debt
$787 million (3)
36%

$2.2 Billion

(1) Based on projected 2002 CHC and RCC financial results, using pro-forma December 31, 2002 balance sheet
(2) Includes $288 million of SCUs exchangeable into common shares on a one-for-one basis (to be treated as Minority Interest for GAAP presentation purposes); also includes $15 million of restricted common shares to be issued to employees of RCC
(3) Includes $60 million for cash portion of Initial Payment plus transaction costs

CharterMac CAD Accretion Analysis

- SCUs
  - Assume all SCUs priced at $17.78
  - Treated in most dilutive manner for purposes of CAD calculation
    - Exchanged for common shares with add-back of distribution; or
    - Remain outstanding with deduction of distribution (1)
- **$15 million restricted common shares issued at same price as SCUs**
- **Eliminate management fees paid by CHC to RCC**
  - Replaced by RCC cost structure
- **Fund $60 million using short-term debt financing** (2)
- **GAAP to CAD timing differences**

(1) Assumed most dilutive method at time of acquisition closing
(2) $60 million represents cash portion of Initial Payment plus estimated transaction costs

Post-Acquisition Revenue Characteristics [1]


CHC Interest Income 58%
Other CHC Recurring Income 6%
CHC Transactional Income 8%
RCC Transactional Income 20%
RCC Recurring Income 8%

Total Interest/Recurring Income = 72%
Total Transactional Income = 28%

(1) Based on projected 2002 CHC and RCC financial results

CharterMac – Post Acquisition

CharterMac – Post Acquisition

- Diversified revenue sources and expanded business lines
- Eliminated perceived conflicts of interest
- Expanded access to capital
- More efficient cost structure for future growth
- Interests of management and shareholders further aligned

One of the nation's largest multifamily finance platforms